U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 24F-2
                        Annual Notice of Securities Sold
                             Pursuant to Rule 24f-2


1.     Name and address of issuer:

       T. Rowe Price International Funds, Inc.
       100 East Pratt Street
       Baltimore, MD 21202

2. The name of each series or class of securities for which this Form is filed (If the Form is being filed for all series and classes of securities of the issuer, check the box but do not list series or
       classes):   / /

       T. Rowe Price Global Bond Fund

3.      Investment Company Act File Number: 811-2958

       Securities Act File Number: 002-65539

4a.    Last day of fiscal year for which this Form is filed:

       December 31, 1999

4b. / / Check box if this Form is being filed late (i.e., more than 90 calendar days after the end of the issuer's fiscal year). (See Instruction A.2.)

       Note: If the Form is being filed late, interest must be paid on the registration fee due.

4c. / / Check box if this is the last time the issuer will be filing the Form.

5.      Calculation of registration fee:

       (i)     Aggregate sale price of securities
               sold during the fiscal year pursuant
              to section 24(f):                     $6,749,000

       (ii)    Aggregate price of securities redeemed
              or repurchased during the fiscal year:$11,525,000

       (iii)   Aggregate price of securities redeemed
               or repurchased during any prior fiscal
               year ending no earlier than October 11,
               1995 that were not previously used to
               reduce registration fees payable to
              the Commission:                      $14,085,000

       (iv)    Total available redemption credits
              [add items 5(ii) and 5(iii)]:        $25,610,000

       (v)     Net sales - if Item 5(i) is greater
               than Item 5(iv) [subtract Item 5(iv)
              from Item 5(i):                         $     -0-

       (vi)    Redemption credits available for use in
               future years - if Item 5(I)is less than
               Item 5(iv)[subtract Item 5(iv) from
              Item 5(I)]:                        ($18,861,000)

       (vii)   Multiplier for determining registration
              fee (See Instruction C.9):              x .000264

       (viii)  Registration fee due [multiply Item
               5(v) by Item 5(vii)] (enter "0" if no
              fee is due):                            $     -0-

6.     Prepaid Shares

       If the response to Item 5(I) was determined
       by deducting an amount of securities that were
       registered under the Securities Act of 1933
       pursuant to Rule 24e-2 as in effect before
       October 11, 1997, then report the amount of
       securities (number of shares or other units)
       deducted here:   -0-. If there is a number
       of shares or other units that were registered pursuant to Rule 24e-2 remaining unsold at the end of the fiscal year for which this form is filed that are available for use by the issuer in future fiscal years, then state that number here: 661,866 shares.

7.     Interest due - if this Form is being filed
       more than 90 days after the end of the
       issuer's fiscal year (see Instruction D):                 +$       -0-

8.     Total of the amount of the registration
       fee due plus any interest due [line 5(viii)
       plus line 7]:                                             $      -0-

9. Date the registration fee and any interest payment was sent to the Commission's lockbox depository: on or about March 15, 2000

       Method of delivery:    Wire transfer

SIGNATURES

This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.


Carmen F. Deyesu, Treasurer
By (Signature and Title)*

March 16, 2000

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 24F-2
                        Annual Notice of Securities Sold
                             Pursuant to Rule 24f-2


1.     Name and address of issuer:

       T. Rowe Price International Funds, Inc.
       100 East Pratt Street
       Baltimore, MD 21202

2. The name of each series or class of securities for which this Form is filed (If the Form is being filed for all series and classes of securities of the issuer, check the box but do not list series or
       classes):   / /

       T. Rowe Price International Bond Fund

3.      Investment Company Act File Number: 811-2958

       Securities Act File Number: 002-65539

4a.    Last day of fiscal year for which this Form is filed:

       December 31, 1999

4b. / / Check box if this Form is being filed late (i.e., more than 90 calendar days after the end of the issuer's fiscal year). (See Instruction A.2.)

       Note: If the Form is being filed late, interest must be paid on the registration fee due.

4c. / / Check box if this is the last time the issuer will be filing the Form.

5.      Calculation of registration fee:

       (i)     Aggregate sale price of securities
               sold during the fiscal year pursuant
              to section 24(f):                   $241,866,000

       (ii)    Aggregate price of securities redeemed
              or repurchased during the fiscal year:$269,428,000

       (iii)   Aggregate price of securities redeemed
               or repurchased during any prior fiscal
               year ending no earlier than October 11,
               1995 that were not previously used to
               reduce registration fees payable to
              the Commission:                      $63,993,000

       (iv)    Total available redemption credits
              [add items 5(ii) and 5(iii)]:       $333,421,000

       (v)     Net sales - if Item 5(i) is greater
               than Item 5(iv) [subtract Item 5(iv)
              from Item 5(i):                         $     -0-

       (vi)    Redemption credits available for use in
               future years - if Item 5(I)is less than
               Item 5(iv)[subtract Item 5(iv) from
              Item 5(I)]:                        ($91,555,000)

       (vii)   Multiplier for determining registration
              fee (See Instruction C.9):              x .000264

       (viii)  Registration fee due [multiply Item
               5(v) by Item 5(vii)] (enter "0" if no
              fee is due):                            $     -0-

6.     Prepaid Shares

       If the response to Item 5(I) was determined
       by deducting an amount of securities that were
       registered under the Securities Act of 1933
       pursuant to Rule 24e-2 as in effect before
       October 11, 1997, then report the amount of
       securities (number of shares or other units)
       deducted here:   -0-. If there is a number
       of shares or other units that were registered pursuant to Rule 24e-2 remaining unsold at the end of the fiscal year for which this form is filed that are available for use by the issuer in future fiscal years, then state that number here: 2,014,956 shares.

7.     Interest due - if this Form is being filed
       more than 90 days after the end of the
       issuer's fiscal year (see Instruction D):                 +$       -0-

8.     Total of the amount of the registration
       fee due plus any interest due [line 5(viii)
       plus line 7]:                                             $      -0-

9. Date the registration fee and any interest payment was sent to the Commission's lockbox depository: on or about March 15, 2000

       Method of delivery:    Wire transfer

SIGNATURES

This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.


Carmen F. Deyesu, Treasurer
By (Signature and Title)*

March 16, 2000